 MORGAN STANLEY INSTITUTIONAL FUND TRUST - LONG DURATION FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 - SEPTEMBER 30, 2009

                                                                      AMOUNT OF   % OF     % OF
                        PURCHASE/          OFFERING        TOTAL        SHARES   OFFERING  FUNDS
       SECURITY           TRADE    SIZE OF PRICE OF      AMOUNT OF    PURCHASED PURCHASED  TOTAL                           PURCHASED
       PURCHASED          DATE    OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS          BROKERS            FROM
----------------------- --------- -------- -------- ----------------- --------- --------- ------ ------------------------ ----------
      Verizon            10/30/08    --    $97.483  $1,250,000,000.00     5,000   0.00%    0.02%        Citi, Banc of     Citigroup
  Communications                                                                                     America Securities
  Inc. 8.95% due                                                                                        LLC, Barclays
     3/1/2039                                                                                         Capital, Goldman,
                                                                                                     Sachs & Co., Morgan
                                                                                                       Stanley, Credit
                                                                                                     Suisse, Mitsubishi
                                                                                                       UFJ Securities,
                                                                                                      Merrill Lynch h&
                                                                                                      Co., RBC Capital
                                                                                                        Markets, UBS
                                                                                                      Investment Bank,
                                                                                                        RBS Greenwich
                                                                                                       Capital, Scotia
                                                                                                      Capital, Wachovia
                                                                                                         Securities
   BorgWarner Inc.       04/06/09    --    $100.00  $  325,000,000.00    15,000   0.03%    0.05%       Morgan Stanley,    Merrill
3.500% due 4/15/2012                                                                                   Merrill Lynch &    Lynch
                                                                                                         Co., Citi,
                                                                                                        Deutsche Bank
                                                                                                         Securities
 The Illinois State      05/12/09    --    $100.00  $  500,000,000.00    70,000   0.01%    0.25%      Goldman, Sachs &    Goldman
    Toll Highway                                                                                      Co., J.P. Morgan,   Sachs
  Authority 6.184$                                                                                     Morgan Stanley,
    due 1/1/2034                                                                                       Cabrera Capital
                                                                                                        Markets, LLC,
                                                                                                        Loop Capital
                                                                                                        Markets, LLC,
                                                                                                           Jackson
                                                                                                         Securities,
                                                                                                       Morgan Keegan &
                                                                                                       Company, Inc.,
                                                                                                       Raymond James &
                                                                                                      Associates, Inc.,
                                                                                                         RBC Capital
                                                                                                       Markets, Robert
                                                                                                       W. Baird & Co.

 ConocoPhillips          05/18/09    --    $92.879  $     500,000,000    10,000   0.00%    1.07%        Citi, Banc of     Citigroup
6.500% due 2/1/2039                                                                                  America Securities
                                                                                                     LLC, Deutsche Bank
                                                                                                         Securities,
                                                                                                      Barclays Capital,
                                                                                                     Credit Suisse, RBS,
                                                                                                            J.P.
                                                                                                           Morgan,
                                                                                                             DnB
                                                                                                             NOR
                                                                                                          Markets,
                                                                                                       Mitsubishi UFJ
                                                                                                     Securities, SOCIETE
                                                                                                        GENERALE, BNP
                                                                                                       PARIBAS, HSBC,
                                                                                                         CALYON, ING
                                                                                                       Wholesale, UBS
                                                                                                      Investment Bank,
                                                                                                      Daiwa Securities
                                                                                                        America Inc.,
                                                                                                      Mizuho Securities
                                                                                                          USA Inc.
  Bunge Ltd Finance      06/04/09    --    $99.997  $     600,000,000    10,000   0.00%    0.03%        BNP PARIBAS,      JP Morgan
  Corp. 8.500% due                                                                                     Morgan Stanley,
     6/15/2019                                                                                        J.P. Morgan, RBS,
                                                                                                      BBVA Securities,
                                                                                                      HSBC, Mitsubishi
                                                                                                       UFJ Securities,
                                                                                                       Rabo Securities
                                                                                                     USA, Inc., CALYON,
                                                                                                        Citi, SOCIETE
                                                                                                        GENERALE, ING
                                                                                                         Wholesale,
                                                                                                     Standard Chartered
                                                                                                            Bank

   Express Scripts       06/04/09    --    $99.574  $1,000,000,000.00    30,000   0.00%    0.10%        Citi, Credit      CSFB
  Inc. 6.250% due                                                                                      Suisse, CALYON,
     6/15/2014                                                                                       RBS, Deutsche Bank
                                                                                                     Securities, Scotia
                                                                                                      Capital, Wachovia
                                                                                                      Securities, J.P.
                                                                                                     Morgan, Mitsubishi
                                                                                                       UFJ Securities,
                                                                                                      SunTrust Robinson
                                                                                                          Humphrey
   KFW 4.875% due        06/09/09    --    $99.703  $   3,000,000,000   220,000   0.00%    0.22%          Barclays        Goldman
     6/17/2019                                                                                         Capital, Citi,     Sachs
                                                                                                        Goldman Sachs
                                                                                                        International
  CVS Pass-Through       06/10/09    --    $100.00  $     478,800,000    15,000   0.00%    0.05%          Barclays        Barclays
  Trust 8.353% due                                                                                    Capital, Banc of    Capital
     7/10/2031                                                                                             America
                                                                                                       Securities LLC,
                                                                                                        J.P. Morgan,
                                                                                                       Morgan Stanley,
                                                                                                             RBS

  Time Warner Cable      06/24/09    --    $97.131  $1,000,000,000.00    55,000   0.00%    0.18%       Banc of America    Banc of
Inc. due 6.750% due                                                                                    Securities LLC,    America
     6/15/2039                                                                                          BNP PARIBAS,
                                                                                                      Citi, Mitsubishi
                                                                                                       UFJ Securities,
                                                                                                      Barclays Capital,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                         Lloyds TSB
                                                                                                          Corporate
                                                                                                        Markets, RBS
                                                                                                          Greenwich
                                                                                                      Capital, Blaylock
                                                                                                      Robert Van, LLC,
                                                                                                      CALYON, Goldman,
                                                                                                        Sachs & Co.,
                                                                                                      Mizuho Securities
                                                                                                      USA Inc., Scotia
                                                                                                          Capital,
                                                                                                       Mitsubishi UFJ
                                                                                                      Securities, Daiwa
                                                                                                         Securities
                                                                                                        America Inc.,
                                                                                                        HSBC, Morgan
                                                                                                      Stanley, Wachovia
                                                                                                      Securities, Loop
                                                                                                      Capital Markets,
                                                                                                             LLC

    MetLife Inc.         06/30/09    --    $99.981  $  500,000,000.00    30,000   0.00%    0.10%      J.P. Morgan, BNP    JP Morgan
    10.750% due                                                                                       PAIRBAS, Deutsche
     8/1/2039                                                                                         Bank Securities,
                                                                                                       Raymond James,
                                                                                                        RBS, Blaylock
                                                                                                      Robert Van, LLC,
                                                                                                      Guzman & Company,
                                                                                                      Toussaint Capital
                                                                                                       Partners, LLC,
                                                                                                       Credit Suisse,
                                                                                                      Goldman, Sachs &
                                                                                                        Co., Cabrera
                                                                                                      Capital Markets,
                                                                                                       LLC, Ramirez &
                                                                                                       Co., Inc., The
                                                                                                      Williams Capital
                                                                                                        Group, L.P.,
                                                                                                       Morgan Stanley,
                                                                                                      Daiwa Securities
                                                                                                        America Inc.,
                                                                                                          HSBC, ING
                                                                                                       Wholesale, RBS,
                                                                                                          CastleOak
                                                                                                      Securities, L.P.,
                                                                                                       Siebert Capital
                                                                                                           Markets
  The Boeing Co.         07/23/09    --    $97.680  $     450,000,000    30,000   0.00%    0.10%     BofA Merrill Lynch,  Banc of
    5.875% due                                                                                          Deutsche Bank     America
    2/15/2040                                                                                        Securities, Morgan
                                                                                                      Stanley, Barclays
                                                                                                        Capital, BNP
                                                                                                      PARIBAS, CALYON,
                                                                                                       Credit Suisse,
                                                                                                      Daiwa Securities
                                                                                                        America Inc.,
                                                                                                       Mitsubishi UFJ
                                                                                                     Securities, Mizuho
                                                                                                       Securities USA
                                                                                                      Inc., RBS, Wells
                                                                                                      Fargo Securities

    Avanlonbay           09/08/09    --    $99.896  $  250,000,000.00    25,000   0.01%    0.08%         Wells Fargo      JP Morgan
 Communities Inc.                                                                                     Securities, LLC,
    6.100% due                                                                                         Banc of America
    3/15/2020                                                                                          Securities LLC,
                                                                                                      Citigroup Global
                                                                                                     Markets Inc., J.P.
                                                                                                      Morgan Securities
                                                                                                        Inc., Morgan
                                                                                                        Stanley & Co.
                                                                                                        Incorporated
  Newmont Mining         09/15/09    --    $98.808  $   1,100,000,000  $150,000   0.01%    0.47%        Deutsche Bank     Deutsche
 Corp. 6.250% due                                                                                      Securities, UBS    Bank
    10/01/2039                                                                                        Investment Bank,
                                                                                                         Citi, Daiwa
                                                                                                     Securities America
                                                                                                      Inc., HSBC, J.P.
                                                                                                     Morgan, RBS, Scotia
                                                                                                        Capital, ANZ
                                                                                                       Securities, BNP
                                                                                                       PARIBAS, Mizuho
                                                                                                       Securities USA
                                                                                                      Inc., BNY Mellon
                                                                                                      Capital Markets,
                                                                                                          LLC, BBVA
                                                                                                      Securities, CIBC,
                                                                                                      SOCIETE GENERALE,
                                                                                                         BMO Capital
                                                                                                     Markets, Mitsubishi
                                                                                                     UFJ Securities, RBC
                                                                                                      Capital Markets,
                                                                                                        U.S. Bancorp
                                                                                                      Investments, Inc.
       Exelon            09/16/09    --    $98.863  $     900,000,000    65,000   0.00%    0.35%      Barclays Capital,   Barclays
  Gerneration Co.                                                                                    Credit Suisse, J.P.  Capital
    6.250% due                                                                                        Morgan, Goldman,
    10/01/2039                                                                                        Sachs & Co., Loop
                                                                                                      Capital Markets,
                                                                                                         LLC, Morgan
                                                                                                        Stanley, UBS
                                                                                                      Investment Bank,
                                                                                                        The Williams
                                                                                                     Capital Group, L.P.